Exhibit 10.4

[LOGO]

MEMORANDUM

TO:	Footstar Syndicate Members

FROM:	Keith Vercauteren Fleet Retail Finance Inc.

DATE:	April 30, 2003

RE:	Credit Agreement dated as of October 18, 2002 by and among Footstar, Inc. (the “Lead Borrower” and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties thereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents, and JPMorgan Chase Bank, as documentation agent, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 3, 2003 and that certain Amendment No. 2 to credit Agreement dated as of March 21, 2003 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with capitalized terms being defined therein and not defined but used herein having the meanings assigned to them in the Credit Agreement

As you known, the Borrowers, together with their independent auditors, are in the process of conducting a review of their financial statements, resulting in the restatement of the accounts payable, the retained earnings and net income of the Lead Borrower and its Subsidiaries for prior fiscal periods through September 28, 2002 (the “Accounting Restatement Matter”). Due to the Accounting Restatement Matter, the Required Lenders have previously agreed to extend the time by which the Borrowers have to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates for the fiscal quarters ending September 28, 2002 and December 28, 2002, until April 30, 2003.

The Borrowers have informed the Administrative Agent the auditors have not completed their work in connection with the Accounting Restatement Matter. Due to this, the Borrowers are requesting a further extension of time by which they will be required to deliver to the Administrative Agent (A)(i) their annual financial statements for the fiscal year ended December 28, 2002, (ii) their quarterly financial statements for the fiscal quarter ended September 28, 2002, and (iii) the corresponding Compliance Certificates for the fiscal quarters ended September 28, 2002 and December 28, 2002, respectively, until the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10K report for the fiscal quarter ended December 28, 2002, or (ii) June 2, 2003 and (B) their quarterly financial statements for the fiscal quarter ended March 29, 2003 and the corresponding Compliance Certificate for the fiscal quarter ended March 29, 2003 until June 2, 2003.

Such an extension of the time for delivery of the above-referenced financial statements and Compliance Certificates requires the consent and approval of Required Lenders under the Credit Agreements. Fleet supports this request.

In connection with this request, the Borrowers are agreeing to pay certain fees to the Revolving Lenders and to the Term Lender pursuant to a letter agreement dated as of April 30, 2003.

If you have any issues with this extension of time, please contact me by e-mail at keith_vercauteren@fleetretailfinance.com, by facsimile at (617) 434-4339 or by phone at (617) 434-4045.

Please indicate your consent by signing in the space below provided for your signature and returning your executed fax signature pages to the attention of Jan Wenning Egan, Esq. at Edwards & Angell, LLP, 101 Federal Street, Boston, MA 02110, fax: (617) 439-4170, e-mail: jegan@ealaw.com, by 4:00 p.m. (EST) TODAY, April 30, 2003, with five originals thereof to follow by overnight courier for delivery on Thursday, May 1, 2003. The signatures of the Required Lenders and the Borrowers hereto shall be sufficient to extend the time for delivery of the financial statements described herein, effective as of April 30, 2003. Thank you for your prompt attention and cooperation.

**The next pages are the signature pages**

Agreed to and acknowledged as of April 30, 2003 by:

FOOTSTAR, INC., as a Borrower

By:	/s/ STEPHEN R. WILSON
	Name:	Stephen R. Wilson
	Title:	EVP & CFO

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ STEPHEN R. WILSON
	Name:	Stephen R. Wilson
	Title:	EVP & CFO

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:
Name:
Title:

FLEET RETAIL FINANCE INC. as Collateral Agent

By:
Name:
Title:

BACK BAY CAPITAL FUNDING LLC

By:
Name:
Title:

Signature Page to Request for Extension

Agreed to and acknowledged as of April 30, 2003 by:

FOOTSTAR, INC., as a Borrower

By:
Name:
Title:

FOOTSTAR CORPORATION, as a Borrower

By:
Name:
Title:

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:	/s/ SUZANNE CHOMICZEWSKI
	Name:	Suzanne Chomiczewski
	Title:	V.P.

FLEET RETAIL FINANCE INC. as Collateral Agent

By:	/s/ KEITH VERRANTERRON
	Name:	Keith Verranterron
	Title:	Vice President

BACK BAY CAPITAL FUNDING LLC

By:	/s/ KRISTAN M. O’CONNOR
	Name:	Kristan M. O’Connor
	Title:	Director

Signature Page to Request for Extension

CONGRESS FINANCIAL CORPORATION

By:	/s/ THOMAS GRABOSKY
	Name:	Thomas Grabosky
	Title:	First Vice President
WELLS FARGO RETAIL FINANCE, LLC

By:
Name: Title:
JPMORGAN CHASE BANK

By:
Name: Title:
THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name: Title:
UPS CAPITAL CORPORATION

By:
Name: Title:
AMSOUTH BANK

By:
Name: Title:

Signature Page to Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:	/s/ ROBERT J. CAMBORA
	Name:	Robert J. Cambora
	Title:	Sr. Vice President

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:	/s/ Authorize Signatory
Name: Authorize Signatory
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ MICHAEL FORTE
Name: Michael Forte
Title: Assistant Vice President

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:
Name:
Title:

Signature Page to Request for Extension

CONGRESS FINANCIAL CORPORATION

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

UPS CAPITAL CORPORATION

By:
Name:
Title:

AMSOUTH BANK

By:	/s/ KEVIN R. ROGERS
	Name:	Kevin R. Rogers
	Title:	Attorney-In-Fact

Signature Page to Request for Extension

NATIONAL CITY BANK

By:	/s/ THOMAS J. McDONNELL
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

ORIX FINANCIAL SERVICES, INC.

By:
Name:
Title:

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature Page to Request for Extension

10

NATIONAL CITY BANK

By:
Name:
Title:

ORIX FINANCIAL SERVICES, INC.

By:	/s/ ANDREW KOSOWSKY
	Name:	Andrew Kosowsky
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature Page to Request for Extension

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Waiver, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Waiver, and agrees to the provisions of the within and foregoing Waiver.

Accepted and agreed to as of April 30, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HC, INC.
FEET HC, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC.
and each of the other Facility Guarantors

By:	/s/ Authorized Signatory
Duly Authorized Signatory as to all